                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]


                                  SEMI-ANNUAL
                             REPORT TO STOCKHOLDERS


                                 JUNE 30, 1998

Dear Fellow Stockholders,

 The first half of 1998 produced outstanding performance for large-company stocks in particular and the broad equity market in general. Blue Chip Value Fund's net asset value increased 16.08%, and the S&P 500 Index increased 17.71%.

                                  PERFORMANCE
-------------------------------------------------------------------------------

                                                                          YTD
                                                                         TOTAL
                                           12/31/97  6/30/98   DIVIDENDS RETURN
  Blue Chip
  Value Fund                                $9.76    $11.06      $.27    16.08%
  (Net Asset Value)
  Blue Chip
  Value Fund                               $10.9375  $11.3125    $.27     5.94%
  (Common Stock)
  S&P 500                                                                17.71%
  Market Price Premium to Net Asset Value      12.1%      2.3%

PORTFOLIO CHARACTERISTICS AND HIGHLIGHTS

 Drug manufacturers and distributors provided strong returns for the Fund. Becton Dickinson & Co., Schering-Plough Corp. and McKesson Corp. all increased around 50%. Dayton Hudson Corp. and Carnival Corp. increased 44% due to ex-panding profits as a result of strong consumer spending. Lehman Brothers Hold-ings, Inc., a brokerage firm, is up 50% for the year largely as a result of being an overlooked, significantly mispriced stock in spite of an attractive environment for the brokerage industry. The stock price of Unisys Corp., a company being revitalized by new management and a greater emphasis on the com-puter services business, doubled.

 Blue Chip Value Fund continues to execute on its value approach. The weighted average price-to-earnings ratio of stocks in the Fund is 19.5x and the price-to-book value ratio is 3.5x, lower than comparable valuations for the S&P 500 of 26.3x and 4.5x, respectively. At the same time, the profit growth of Blue Chip Value Fund's portfolio is slightly higher than the S&P 500 Index at 14.4% compared to 13.8%.

 Over the past 12 months, the Fund's holdings in consumer staples were reduced due to high valuations. Holdings in financials and consumer cyclicals were in-creased based on low valuations and the profit-enhancing environment of low interest rates, as well as an improving environment for retailers. The Fund also reduced the weighting in intermediate goods and services due to an uncer-tain environment for cyclical stocks as a result of the economic problems in Asia and their impact on U.S. exports and world growth.

GROWTH STOCKS VS. VALUE STOCKS

 In the current market environment, large "growth" stocks have continued to outperform large "value" stocks. Growth stocks are viewed as having more sta-ble, higher profit growth and are priced at higher valuations, while value stocks have less expensive valuations as a result of companies being over-looked by the marketplace, undergoing change, or simply those with cyclical businesses. As prices of growth stocks rise, the weighting of these stocks' in the S&P 500 Index also increases. The result is that the recent outperformance of growth stocks has increasingly driven the performance of the S&P 500 Index. Few periods have historically witnessed such a dramatic difference between growth and value stocks' performance in such a short time--as has been the case so far this year. Value stocks, represented by the S&P/Barra Value Index, increased 12.1% for the first six months, while growth stocks, comprising the S&P/Barra Growth Index, almost doubled that result, at 23.1%. Blue Chip Value Fund's higher return than the value stocks in the S&P 500 Index demonstrates the benefits of a value strategy that also focuses on finding stocks with im-proving businesses.

CRACKS IN THE GROWTH STOCK STORY

 Why not only own large growth stocks? As we wrote at year-end, large growth stocks have outperformed large value stocks on a cumulative basis since 1994. However, the world economic environment may prove to be less benign in the fu-ture toward large growth stocks. Large growth stocks are now priced as if their growth rates will continue at strong double digit rates essentially for-ever. Many of these stocks currently trade at all-time high valuations. Howev-er, the recent rise in the U.S. dollar produces lower repatriated earnings from foreign branches of U.S. companies, thus slowing the company's profit growth. Economic problems in Asia can also produce the same result. Over the last year, earnings disappointments have begun to trickle out from large growth stocks causing their prices to decline. The strong bull market lately has masked this earnings weakness. When stock market participants fully focus on these companies' slower growth going forward, valuations will likely be ratcheted downward. Consequently, over the next several years, investing only in large growth stocks, or passive indexes that are typically biased toward growth stocks is likely to be a more risky proposition. Meanwhile, according to continual Wall Street and academic research, investing in large value stocks produces competitive returns in the short run, higher returns over the long run, and potentially less risk.

OUTLOOK

 Overall, we continue to be constructively optimistic about the equity envi-ronment going forward. It is a pleasant reality that we have said much the same for many years now and the U.S. equity market has certainly come through. As in the recent past, interest rates and inflation continue to be favorable. The economies of the Western World are generally growing and healthy. Some slowing of the U.S. economy promulgated by Asian economic difficulties has ac-tually been beneficial, reducing concerns that the economy could grow too quickly. Yet, the Asian situation in general is likely to continue to have ripple effects on the U.S. economy, and the impact of a declining Japanese economy, in particular, is a concern. At the same time, further crumbling of the Soviet economy could be destabilizing, if only psychologically at first, before the Western World's response is determined. Nevertheless, in spite of an uneven international backdrop, Americans continue to enjoy strong real income growth which is enabling consumer spending to sustain a healthy domestic economy.

 We believe that the Fund's investment approach of investing in a well-diver-sified portfolio of value stocks of companies with improving businesses will continue to provide attractive results.


                                 Sincerely,


 /s/ Varilyn K. Schock                   /s/ Kenneth V. Penland
----------------------------------      ----------------------------------
Varilyn K. Schock, CFA                  Kenneth V. Penland, CFA
Vice President & Portfolio Manager      Chairman of the Board


 RIGHTS OFFERING UPDATE

  Blue Chip Value Fund announced plans to proceed with a rights offering to existing stockholders. The Fund plans to issue rights to purchase an additional share of the Fund for each eight shares owned at a price of 95% of the lesser of net asset value, or market price. The rights will not be transferable. Stockholders will also have the option to subscribe for additional shares during the offering.

  It is expected that the rights will be issued to stockholders of record as of August 14, 1998, the subscription period will begin August 19, 1998, and extend through 5:00 p.m., New York time, September 17, 1998. The price of shares to be issued will be determined as of September 18, 1998.

  The proposed offering will provide stockholders with the right to purchase additional shares at a price below market value and net asset value without brokerage commissions. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets.

  The Fund reserves the right to cancel, modify or postpone the offering. The offering will be made only by means of a prospectus.


 2ND QUARTER 1998 DISTRIBUTION INFORMATION

  Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.27 per share with a Record Date of July 17, 1998 and a Payable Date of July 31, 1998.

  Of the total distribution, $0.0156 represents net investment income and the remaining portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital. The actual determination of the source of the distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 1998 calendar year in early 1999.

  If you have elected to receive your distribution in cash, the enclosed check is in payment of such distribution. If you have elected to reinvest your distribution, enclosed is your reinvestment confirmation.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998 (Unaudited)

ASSETS
Investments in common stock at market value (identified cost--
 $105,377,988).................................................. $160,672,495
Short-term investments..........................................      830,501
                                                                 ------------
  TOTAL INVESTMENTS.............................................  161,502,996
Dividends receivable............................................      138,652
Other assets....................................................       74,133
                                                                 ------------
  TOTAL ASSETS..................................................  161,715,781
                                                                 ------------

LIABILITIES

Advisory fee payable............................................       77,207
Administration fee payable......................................        9,023
Accrued expenses and other liabilities..........................       25,004
                                                                 ------------
  TOTAL LIABILITIES.............................................      111,234
                                                                 ------------
NET ASSETS...................................................... $161,604,547
                                                                 ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................... $    146,070
Paid-in capital.................................................   97,900,277
Undistributed net investment income ............................      227,572
Undistributed net capital gains.................................   11,127,495
Undesignated distributions (Note 1).............................   (3,091,374)
Net unrealized appreciation on investments......................   55,294,507
                                                                 ------------
                                                                 $161,604,547
                                                                 ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares
 authorized at $0.01 par value).................................   14,606,991
                                                                 ============
Net asset value per share....................................... $      11.06
                                                                 ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1998 (Unaudited)

NET INVESTMENT INCOME
 INCOME
  Dividends.............................................  $1,102,066
  Interest..............................................      63,306
                                                          ----------
  TOTAL INCOME..........................................             $ 1,165,372
 EXPENSES
  Investment advisory fee (Note 3)......................     451,963
  Administrative services fee (Note 3)..................      57,168
  Shareholder reporting.................................      50,395
  Transfer agent fees...................................      50,092
  Legal fees............................................      50,117
  Directors' fees.......................................      26,097
  Insurance and fidelity bond...........................      17,263
  Audit fees............................................      11,897
  Custodian fees........................................       4,902
  Other.................................................      14,627
                                                          ----------
  TOTAL EXPENSES........................................                 734,521
                                                                     -----------
  NET INVESTMENT INCOME.................................                 430,851
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.......................              11,127,495
 Change in unrealized appreciation of investments.......              11,306,558
                                                                     -----------
  NET GAIN ON INVESTMENTS...............................              22,434,053
                                                                     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..             $22,864,904
                                                                     ===========

See accompanying notes.
BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                     SIX MONTHS     FOR THE
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                      1998 (1)        1997
                                                    ------------  ------------
Increase in net assets from operations:
 Net investment income............................. $    430,851  $  1,366,487
 Net realized gain from securities transactions....   11,127,495    21,524,339
 Net change in unrealized appreciation of
  investments .....................................   11,306,558    12,743,904
                                                    ------------  ------------
Net increase in net assets resulting from
 operations........................................   22,864,904    35,634,730
                                                    ------------  ------------
Distributions to stockholders from:................
 Net investment income.............................     (203,279)   (1,368,539)
 Net realized gain on investments..................     (625,733)  (20,917,951)
 Undesignated (Note 1) ............................   (3,091,374)          --
                                                    ------------  ------------
                                                      (3,920,386)  (22,286,490)
                                                    ------------  ------------
Increase in net assets from common stock
 transactions:
Proceeds from the sale of 2,843,750 shares, net of
 offering expenses.................................            0    23,537,729
Net asset value of common stock issued to
 stockholders from reinvestment of dividends
 (375,133 shares issued for the six months ended
 June 30, 1998, 427,279 shares issued for the year
 ended December 31, 1997)                              3,754,623     3,978,874
                                                    ------------  ------------
                                                       3,754,623    27,516,603
                                                    ------------  ------------
Net increase in net assets.........................   22,699,141    40,864,843
Net assets
 Beginning of period...............................  138,905,406    98,040,563
                                                    ------------  ------------
 End of period ($227,572 and $0 undistributed net
  investment income at June 30, 1998 and December
  31, 1997, respectively).......................... $161,604,547  $138,905,406
                                                    ============  ============

(1) Unaudited

See accompanying notes.

BLUE CHIP VALUE FUND, INC.        FINANCIAL HIGHLIGHTS

                                       FOR THE
                                      SIX MONTHS
                                        ENDED      FOR THE YEAR ENDED DECEMBER 31
                                       JUNE 30,   -----------------------------------
                                       1998 (1)     1997     1996     1995     1994
                                      ----------  --------  -------  -------  -------
PER SHARE DATA (for a share
 outstanding throughout each period)
Net asset value-beginning
 of period...............              $   9.76   $   8.94  $  8.47  $  6.98  $  7.73
INVESTMENT OPERATIONS
Net investment income....                  0.03       0.10     0.13     0.13     0.11
Net gain (loss) on
 investments.............                  1.54       2.56     1.69     2.45    (0.11)
                                       --------   --------  -------  -------  -------
Total from investment
 operations..............                  1.57       2.66     1.82     2.58     0.00
                                       --------   --------  -------  -------  -------
DISTRIBUTIONS
From net investment
 income..................                 (0.01)     (0.10)   (0.13)   (0.13)   (0.11)
From net realized gains
 on investments..........                 (0.04)     (1.47)   (1.22)   (0.95)   (0.38)
Undesignated (Note 1)....                 (0.22)       --       --       --       --
Tax return of capital....                   --         --       --     (0.01)   (0.26)
                                       --------   --------  -------  -------  -------
Total distributions......                 (0.27)     (1.57)   (1.35)   (1.09)   (0.75)
                                       --------   --------  -------  -------  -------
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights
 offering................                   --       (0.26)     --       --       --
Offering costs charged to
 paid in capital.........                   --       (0.01)     --       --       --
                                       --------   --------  -------  -------  -------
Total capital share
 transactions............                   --       (0.27)     --       --       --
                                       --------   --------  -------  -------  -------
 Net asset value end of
  period.................              $  11.06   $   9.76  $  8.94  $  8.47  $  6.98
                                       ========   ========  =======  =======  =======
 Per share market value,
  end of period..........              $11.3125   $10.9375  $  9.25  $ 7.625  $ 6.125
                                       ========   ========  =======  =======  =======
Total investment return based on: (a)
Market Value.............                   5.9%      40.5%    39.5%    41.6%   (13.2%)
Net Asset Value..........                  16.1%      31.2%    21.3%    38.1%     0.8%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
 average net assets......                  0.97%*     0.94%    1.05%    1.15%    1.22%
Ratio of net investment
 income to average net
 assets..................                  0.57%*     1.01%    1.39%    1.55%    1.46%
Ratio of distributions to
 average net assets......                  5.19%*    16.48%   14.42%   13.22%    9.88%
Portfolio turnover rate
 (b).....................                 22.40%     55.15%   42.31%   50.84%   62.77%
Average commission rate
 paid to brokers per
 share of common stock
 purchased/sold..........              $   0.05   $   0.05  $  0.05  $  0.05  $  0.05
Net assets-end of period
 (in thousands)..........              $161,605   $138,905  $98,041  $92,887  $76,491

* Annualized.
(1) Unaudited.

(a) Total investment return is cal-       (b) A portfolio turnover rate is the
    culated assuming a purchase of            percentage computed by taking
    common stock on the opening of            the lesser of purchases or sales
    the first day and a sale on the           of portfolio securities (exclud-
    closing of the last day of each           ing short-term investments) for
    period reported. Dividends and            a year and dividing it by the
    distributions, if any, are as-            monthly average of the market
    sumed for purposes of this cal-           value of the portfolio securi-
    culation to be reinvested at              ties during the year.
    prices obtained under the Fund's
    dividend reinvestment plan.
    Rights offerings, if any, are
    assumed for purposes of this
    calculation to be fully sub-
    scribed under the terms of the
    rights offering. Generally, to-
    tal investment return based on
    net asset value will be higher
    than total investment return
    based on market value in periods
    where there is an increase in
    the discount or a decrease in
    the premium of the market value
    to the net asset value from the
    beginning to the end of such pe-
    riods. Conversely, total invest-
    ment return based on the net as-
    set value will be lower than to-
    tal investment return based on
    market value in periods where
    there is a decrease in the dis-
    count or an increase in the pre-
    mium of the market value to the
    net asset value from the begin-
    ning to the end of such periods.

See accompanying notes.

        BLUE CHIP VALUE FUND, INC.    SCHEDULE OF INVESTMENTS
                     June 30, 1998    (Unaudited)


                                                         MARKET
                                 SHARES      COST        VALUE
                                 ------- ------------ ------------

COMMON STOCKS -- 99.43%
CAPITAL GOODS -- 15.66%
AEROSPACE & DEFENSE -- 2.61%
United Technologies Corp........  45,660 $  2,257,574 $  4,223,550
COMPUTER SOFTWARE & SERVICES -- 5.23%
Computer Associates
 International, Inc. ...........  62,425    1,100,456    3,468,489
Unisys Corp.*................... 176,100    2,723,641    4,974,825
                                         ------------ ------------
                                            3,824,097    8,443,314
ELECTRONICS -- SEMICONDUCTORS -- 1.81%
Harris Corp. ...................  65,420    1,960,408    2,923,456
MACHINERY -- DIVERSIFIED -- 4.06%
Dover Corp. ....................  99,600    2,590,880    3,411,300
Ingersoll-Rand Co. .............  71,600    3,084,916    3,154,875
                                         ------------ ------------
                                            5,675,796    6,566,175
MANUFACTURING -- SPECIALIZED -- 1.95%
Parker-Hannifin Corp. ..........  82,450    2,810,012    3,143,406
                                         ------------ ------------
TOTAL CAPITAL GOODS.............           16,527,887   25,299,901
                                         ------------ ------------
CONSUMER CYCLICAL -- 15.43%
AUTO PARTS & EQUIPMENT -- 6.31%
ITT Industries, Inc. ...........  80,500    2,030,809    3,008,688
Eaton Corp. ....................  29,400    2,651,183    2,285,850
Goodyear Tire & Rubber Co. .....  33,000    2,289,840    2,126,437
PACCAR, Inc. ...................  53,300    2,738,559    2,784,925
                                         ------------ ------------
                                            9,710,391   10,205,900
ENTERTAINMENT -- 3.32%
Carnival Corp. ................. 135,220    1,932,346    5,358,093
RETAIL STORES -- GENERAL MERCHANDISE CHAINS -- 5.80%
Dayton Hudson Corp. ............ 121,200    2,156,359    5,878,200
Kmart Corp.*.................... 181,300    2,638,440    3,490,025
                                         ------------ ------------
                                            4,794,799    9,368,225
TOTAL CONSUMER CYCLICAL.........           16,437,536   24,932,218
                                         ------------ ------------

                                                                      MARKET
                                              SHARES      COST        VALUE
                                              ------- ------------ ------------

CONSUMER STAPLES -- 24.09%
DISTRIBUTORS -- FOOD & HEALTH -- 1.82%
SUPERVALU, Inc ..............................  66,200 $  2,073,045 $  2,937,625
DRUGS -- 6.00%
McKesson Corp. ..............................  54,800    2,051,972    4,452,500
Schering-Plough Corp. .......................  57,280    1,364,481    5,248,280
                                                      ------------ ------------
                                                         3,416,453    9,700,780
FOOD -- 1.81%
Sara Lee Corp. ..............................  52,200    3,256,732    2,919,937
HEALTHCARE DIVERSIFIED -- 2.41%
Bristol-Myers Squibb Co. ....................  33,940    1,627,173    3,900,979
HEALTHCARE SERVICES -- 1.73%
Shared Medical Systems Corp. ................  38,100    2,056,681    2,797,969
MEDICAL PRODUCTS & SUPPLIES -- 2.95%
Becton Dickinson & Co. ......................  61,300    2,498,219    4,758,412
RETAIL STORES -- DRUG STORES -- 5.88%
CVS Corp. ................................... 107,200    1,906,082    4,174,100
Rite Aid Corp. .............................. 142,000    2,244,645    5,333,875
                                                      ------------ ------------
                                                         4,150,727    9,507,975
RETAIL STORES -- FOOD -- 1.49%
Food Lion, Inc.
 Cl A........................................ 226,500    2,061,704    2,406,562
                                                      ------------ ------------
TOTAL CONSUMER STAPLES.......................           21,140,734   38,930,239
                                                      ------------ ------------
CREDIT SENSITIVE -- 31.28%
ELECTRIC COMPANIES -- 5.12%
DTE Energy Co. ..............................  81,900    3,290,234    3,306,713
Edison International.........................  83,730    1,677,965    2,475,268
GPU, Inc. ...................................  65,770    1,889,595    2,486,928
                                                      ------------ ------------
                                                         6,857,794    8,268,909
FINANCIAL -- MISC. -- 2.70%
SLM Holding Corp. ...........................  89,250    2,241,753    4,373,250

        BLUE CHIP VALUE FUND, INC.           SCHEDULE OF INVESTMENTS (CONTINUED)
                     June 30, 1998           (Unaudited)

                                                                      MARKET
                                              SHARES      COST        VALUE
                                              ------- ------------ ------------

INSURANCE -- 2.90%
Equitable Companies, Inc. ...................  62,500 $  4,062,894 $  4,683,594
INVESTMENT BANKING/BROKERAGE -- 7.43%
Bear Stearns Companies, Inc. ................  69,000    3,082,534    3,924,375
Lehman Brothers Holdings, Inc. ..............  41,000    2,198,711    3,180,063
Travelers Group, Inc. .......................  80,820    1,972,115    4,899,712
                                                      ------------ ------------
                                                         7,253,360   12,004,150
MAJOR REGIONAL BANKING -- 6.40%
Comerica, Inc. ..............................  46,400    3,229,356    3,074,000
First Union Corp. ...........................  63,560    2,106,221    3,702,370
NationsBank Corp. ...........................  46,600    2,169,965    3,564,900
                                                      ------------ ------------
                                                         7,505,542   10,341,270
MONEY CENTER BANKS -- 2.57%
Chase Manhattan Corp. .......................  55,000    1,716,941    4,152,500
SAVINGS & LOAN -- 2.21%
Golden West Financial Corp. .................  33,600    2,911,445    3,572,100
TELECOMMUNICATIONS -- 1.95%
Sprint Corp. ................................  44,700    1,570,422    3,151,350
                                                      ------------ ------------
TOTAL CREDIT SENSITIVE.......................           34,120,151   50,547,123
                                                      ------------ ------------
INTERMEDIATE GOODS & SERVICES -- 12.97%
AIRLINES -- 4.49%
AMR Corp.*...................................  45,400    2,879,345    3,779,550
US Airways Group, Inc.*......................  43,900    2,782,593    3,479,075
                                                      ------------ ------------
                                                         5,661,938    7,258,625

                                                                     MARKET
                                             SHARES      COST        VALUE
                                             ------- ------------ ------------

CHEMICALS -- 1.03%
ARCO Chemical Co. ..........................  29,000 $  1,530,875 $  1,663,875
OIL (INTEGRATED -- DOMESTIC) -- 1.57%
Tosco Corp. ................................  86,500    1,928,870    2,540,938
OIL (INTEGRATED -- INTERNATIONAL) -- 3.87%
Mobil Corp. ................................  41,220    1,872,363    3,158,483
Texaco, Inc. ...............................  51,900    2,353,035    3,097,781
                                                     ------------ ------------
                                                        4,225,398    6,256,264
STEEL/MANUFACTURING -- 2.01%
Timken Co. .................................  41,000    1,544,393    1,263,312
USX -- US Steel Group, Inc. ................  60,000    2,260,206    1,980,000
                                                     ------------ ------------
                                                        3,804,599    3,243,312
                                                     ------------ ------------
TOTAL INTERMEDIATE GOODS & SERVICES.........           17,151,680   20,963,014
                                                     ------------ ------------
TOTAL COMMON STOCKS.........................          105,377,988  160,672,495
                                                     ------------ ------------
SHORT-TERM INVESTMENTS -- .51%
Dreyfus Cash Management Fund................              830,501      830,501
                                                     ------------ ------------
TOTAL INVESTMENTS...........................         $106,208,489  161,502,996
                                                     ============ ============
Receivables and other assets less
 liabilities -- .06%........................                           101,551
                                                                  ------------
NET ASSETS -- 100.00%.......................                      $161,604,547
                                                                  ============

 See accompanying notes

 * Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 1998 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS--Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the last bid price is used. Short-term in-vestments are valued at cost, which approximates market value.

FEDERAL INCOME TAXES--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO STOCKHOLDERS--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits and are nontaxable to the recipient.

The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

On April 1, 1998, the Directors of Blue Chip Value Fund, Inc., declared a dis-tribution of $0.27 per share to stockholders of record on April 9, 1998. The ex-dividend date was April 7, 1998 and the payable date was April 24, 1998. Of the total distribution, $0.014 represents net investment income, $0.0431 rep-resents long-term capital gains taxable at the 20% rate, and the remaining portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net in-vestment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital. The actual de-termination of the source of the distributions can be made only at year end.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $34,025,944 and $43,322,251, respectively, for the six months ended June 30, 1998. At June 30, 1998, gross unrealized appreciation of investments was $56,721,325 and gross unrealized depreciation of investments was $1,426,818.

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day of the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's aver-age weekly net assets in excess of $125,000,000, with a $7,463 per month mini-mum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

4.PROPOSED RIGHTS OFFERING

The Fund announced plans to proceed with a rights offering to existing stock-holders. The Fund plans to issue rights to purchase an additional share of the Fund for each eight shares owned at a price of 95% of the lesser of net asset value, or market price. The rights will not be transferable. Stockholders will also have the option to subscribe for additional shares during the offering.

It is expected that the rights will be issued to stockholders of record as of August 14, 1998, the subscription period will begin August 19, 1998, and ex-tend through 5:00p.m., New York time, September 17, 1998. The price of the shares to be issued will be determined as of September 18, 1998.

The fund reserves the right to cancel, modify or postpone the offering. The offering will be made only by means of a prospectus.

5. ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 12, 1998 pursuant to notice given to all stockholders of record at the close of business on March 10, 1998. At the Annual Meeting, stockholders were asked to approve the following:

PROPOSAL 1.
To elect two Class I directors, Todger Anderson and Robert J. Greenebaum, to serve until the Annual Meeting in the year 2001. The number of shares voting for the election of Todger Anderson was 9,373,424 and the number shares with-holding authority was 177,925. The number of shares voting for the election of Robert J. Greenebaum was 9,337,944 and the number of shares withholding au-thority was 213,405.

The name of each other director whose term of office continued after the An-nual Meeting was Robert M. Inman, Richard C. Schulte, Kenneth V. Penland and Roberta M. Wilson.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

5. ANNUAL MEETING OF STOCKHOLDERS (CONTINUED)

PROPOSAL 2.
To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ended December 31, 1998. The number of shares voting for the ratification of the appointment of Ernst & Young LLP as independent auditors was 9,117,409, the number of shares voting against ratification was 294,384 and the number of shares abstaining was 139,556.

PROPOSAL 3.
To approve a change to the Fund's fundamental investment policies and limita-tions regarding investment of 75% of its total assets in equity securities of large domestic companies. The number of shares voting for the proposal was 7,228,879, the number of shares voting against the proposal was 751,722, the number of shares abstaining was 283,070 and the number of broker non-votes was 1,287,678.

PROPOSAL 4.
To approve a change to the Fund's fundamental policy which prohibits the pur-chase of securities on margin to permit the Fund to engage in such transac-tions in certain limited circumstances. The number of shares voting for the proposal was 6,582,155, the number of shares voting against the proposal was 1,340,327, the number of shares abstaining was 341,185 and the number of bro-ker non-votes was 1,287,682.

PROPOSAL 5.
To approve the termination of the Fund's fundamental policy which prohibits short sales of securities and to adopt a non-fundamental policy to permit the Fund to engage in such transactions in certain circumstances. The number of shares voting for the proposal was 6,496,459, the number of shares voting against the proposal was 1,385,590, the number of shares abstaining was 381,598 and the number of broker non-votes was 1,287,702.

PROPOSAL 6.
To approve the termination of the Fund's fundamental policies which prohibit the purchase of warrants, rights, options or indices, and the approval of an amendment to a fundamental policy to permit the purchase of financial futures. The number of shares voting for the proposal was 6,510,347, the number of shares voting against the proposal was 1,327,531, the number of shares ab-staining was 425,789 and the number of broker non-votes was 1,287,682.

PROPOSAL 7.
To approve a change to the Fund's fundamental policy prohibiting borrowing in most circumstances to permit borrowing to the extent permitted under the In-vestment Company Act of 1940, and the adoption of a non-fundamental policy to permit leverage of up to 15% of the Fund's total assets and certain other borrowings. The number of shares voting for the proposal was 6,403,460, the number of shares voting against the proposal was 1,433,319, the number of shares abstaining was 426,890 and the number of broker non-votes was 1,287,680.

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



                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

INVESTMENT ADVISOR

Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

SHAREHOLDER RELATIONS

Margaret R. Jurado
(800) 624-4190 (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN

Bank of New York
48 Wall Street
New York, NY 10286

FUND ADMINISTRATOR

American Data Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

TRANSFER AGENT DIVIDEND REINVESTMENT PLAN AGENT (QUESTIONS REGARDING YOUR
ACCOUNT)
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.chasemellon.com

                                NYSE Symbol--BLU

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]

                                  www.blu.com


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